`UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    May 13, 2013

TELOS CORPORATION
(Exact name of registrant as specified in charter)

Maryland	001-08443	52-0880974
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principle executive offices)	(Zip Code)

(703) 724-3800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 13, 2013, Telos Corporation (“Telos” or the “Company”) held the annual meeting of its stockholders.  Three proposals were submitted to the holders of the Company’s Class A Common Stock and Class B Common Stock for their approval, which proposals are described in detail in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission.  The final results of voting for each matter submitted to a vote of the stockholders at the meeting were as follows:

1.           The holders of the Company’s Class A and Class B Common Stock elected nine Class A/B directors to serve until the 2014 Annual Meeting of the stockholders.  Each of the nominees received the affirmative vote of a plurality of the shares of the Company’s Class A and Class B Common Stock cast by stockholders present in person or represented by proxy at the annual meeting.  The final results of voting regarding this proposal were as follows:

Name	For	Withheld
John B. Wood	35,573,879	24,391
Bernard C. Bailey	35,573,879	24,391
David Borland	35,573,879	24,391
William M. Dvoranchik	35,573,879	24,391
Lt. Gen. (ret) Bruce R. Harris	35,573,879	24,391
Lt. Gen. (ret) Charles S. Mahan, Jr.	35,573,879	24,391
Maj. Gen. (ret) John W. Maluda	35,573,879	24,391
Robert J. Marino	35,573,879	24,391
Vice Admiral (ret) Jerry O. Tuttle	35,573,879	24,391

2.           The holders of the Company’s Class A and Class B Common Stock voted to approve the 2013 Omnibus Long-Term Incentive Plan.  The Plan received the affirmative vote of a majority of the votes cast by the holders of the Company’s Class A and Class B Common Stock present in person or represented by proxy at the annual meeting.  The final results of voting regarding this proposal were as follows:

For	Against	Abstain
35,567,681	24,391	6,198

3.           The holders of the Company’s Class A and Class B Common Stock voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The ratification received the affirmative vote of a majority of the votes cast by the holders of the Company’s Class A and Class B Common Stock present in person or represented by proxy at the annual meeting.  The final results of voting regarding this proposal were as follows:

For	Against	Abstain
35,572,659	24,391	1,220

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1
Telos Corporation 2013 Omnibus Long-Term Incentive Plan (previously filed with the Commission as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 16, 2013, and incorporated herein by reference).

99.2	Form Restricted Stock Agreement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 15, 2013
TELOS CORPORATION

	By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer